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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 4, 2001
                                                            -----------




                                 PAWNMART, INC.
             (Exact name of Registrant as specified in its charter)





        DELAWARE                    333-70635                75-2520896
(State of incorporation)    (Commission file number)      (I.R.S. employer
                                                        identification number)



       6300 RIDGLEA PLACE, SUITE 724
           FORT WORTH, TEXAS                                     76116
(Address of principal executive offices)                       (Zip code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 569-9305



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ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Mark Kane has resigned from the Board of Directors and his resignation letter is attached hereto as an exhibit to this Report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         See Exhibit Index.




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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PAWNMART, INC.



Dated: May 10, 2001                       By: /s/ Carson Thompson
                                              ----------------------------------
                                              Name:  Carson Thompson
                                              Title: Chief Executive Officer




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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER                DESCRIPTION
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
17.1                  Resignation of Mark Kane